Transamerica Variable Insurance Fund, Inc.
Growth Portfolio
Annual report
Year ending December 31, 1998


Managers comments
December 31, 1998
TRANSAMERICA VIF Growth Portfolio
Portfolio Manager: Jeffrey S. Van Harte

Fund Performance
The Transamerica VIF Growth Portfolio performed extremely well in 1998. The Portfolio generated a total return of 43.28% for the year compared to a 28.58% advanced by the S&P 500 for the same period. Since the reorganization in November 1996, the Portfolio has earned an average annual total return of 47.03% while the S&P 500 has returned 28.06%.

Portfolio Manager Comments
A few large capitalization stocks were the key drivers contributing to the strong success of the Portfolio over the past year. The reason is that there are very few companies that have learned to deal with deflation, or the decline in the prices of goods and services. Those companies that have learned to make deflation their friend are winning the battle for customers, market share and profit growth. These are new winners in the stock market and we seek to own them.

Great examples of companies that have learned to deal with deflation are found within the Portfolio's top two holdings, Dell Computer and Charles Schwab. Dell has mastered the direct model of delivering desktop PC's by holding little inventory and custom manufacturing so as to always deliver the best technology at the lowest price to their customers. Schwab made a remarkable transition this year. The company chose to go to their flat rate pricing for electronic trading over the Internet and telephone. Average revenue per trade dropped from over $70 to around $50, yet the company's profitability blossomed. This is how companies win in the world of deflation--delivering the best possible customer service or product, at a low price.

Portfolio Asset Mix
         Common Stocks              98.1%
         Cash and Cash Equivalents  1.9%

Going Forward
We expect weaker world economies and continued pressure on prices in 1999. Given our outlook, our equity selection strategy is focused on high quality companies that have the wherewithal to withstand weak economies, and have a business model that works well in a deflationary environment.

Managers comments (cont'd)
December 31, 1998

Comparison of change in value of a $10,000 investment in Transamerica Growth Portfolio with the S&P 500 index*

Growth  Portfolio  ($101,278  at 12/31/98)  S&P 500 Index  ($57,970 at 12/31/98)
Average Annual Total Return
as of December 31, 1998    One Year Five Year        Ten Year
Growth Portfolio           43.28%   37.34%  26.05%
--------------------------------------------------
S&P 500 Index              28.58%   24.06%  19.21%
--------------------------------------------------

*Hypothetical illustration of $10,000 invested on December 31, 1988, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1998.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

The Portfolio is only available through the purchase of variable insurance products. The performance data does not reflect the additional charges associated with such products. Application of these charges would reduce the performance of the Portfolio. Variable products pose investment risks, including loss of capital. Past performance is not predictive of future performance.

If the Investment Adviser had not waived fees, the returns of the Portfolio would have been lower.

Growth Portfolio schedule of investments
December 31, 1998
                                                                       Market
                                                       Shares           Value
--------------------------------------------------------------------------------
COMMON STOCKS - 98.1%
Broadcasting - 3.0%
Clear Channel Communications, Inc. (a)               60,000         $ 3,270,000
--------------------------------------------------------------------------------
Business Services -5.4%
Envoy Corporation (a)                                40,000            2,330,000
First Data Corporation                               110,000          3,485,625
--------------------------------------------------------------------------------
                                                                      5,815,625
Chemicals -6.2%
Minerals Technologies, Inc.                           60,000           2,456,250
Monsanto Company                                     90,000            4,275,000
--------------------------------------------------------------------------------
                                                                      6,731,250
Commercial Services -3.7%
Sodexho Marriott Services, Inc.                      145,000          4,014,688
--------------------------------------------------------------------------------
Computers & Business Equipment -14.1%
Cisco Systems, Inc. (a)                              45,000            4,176,562
Dell Computer Corporation (a)                        150,000          10,978,125
--------------------------------------------------------------------------------
                                                                     15,154,687
Conglomerates -2.9%
Gillette Company                                     65,000            3,140,313
--------------------------------------------------------------------------------
Diversified Operations -3.7%
Berkshire Hathaway, Inc. (a)                         1,700             3,995,000
--------------------------------------------------------------------------------
Drugs & Health Care -8.8%
McKesson Corporation                                 40,000            3,162,500
Merck & Company, Inc.                                20,000            2,953,750
Pfizer, Inc.                                         27,000            3,386,812
--------------------------------------------------------------------------------
                                                                       9,503,062
Electronics -8.4%
Applied Materials, Inc. (a)                          85,000            3,628,437
Intel Corporation                                    46,000            5,453,875
--------------------------------------------------------------------------------
                                                                       9,082,312
Financial Services -11.0%
Charles Schwab Corporation                           114,000           6,405,375
Franklin Resources, Inc.                             75,000            2,400,000
Merrill Lynch & Company, Inc.                        45,000            3,003,750
--------------------------------------------------------------------------------
                                                                      11,809,125
Hotels & Restaurants -3.9%
McDonald's Corporation                               55,000            4,214,375
--------------------------------------------------------------------------------

Human Resources -1.9%
Robert Half International, Inc. (a)                  45,000          $ 2,010,938
--------------------------------------------------------------------------------

Leisure & Entertainment -1.6%
Pixar, Inc. (a)                                      50,000            1,750,000
--------------------------------------------------------------------------------

Retail -5.6%
Fred Meyer, Inc. (a)                                100,000           6,025,000
--------------------------------------------------------------------------------

Retail Grocery -3.4%
Safeway, Inc. (a)                                    60,000            3,656,250
--------------------------------------------------------------------------------

Software -11.1%
IMS Health, Inc.                                     50,000            3,771,875
Microsoft Corporation (a)                            45,000            6,240,937
SAP AG ADR (b)                                       55,000            1,983,438
--------------------------------------------------------------------------------
                                                                       1,996,250

Transportation -3.4%
Kansas City Southern Industries, Inc.                  75,000         3,689,063
--------------------------------------------------------------------------------

Total Common Stocks
(cost  $61,050,211)                                                  105,857,938
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -2.0% State Street Bank and Trust Company, 4.00%, due 01/04/99, (collateralized by $2,065,000 par value U.S. Treasury Note, 6.375%, due 03/31/01, with a value of
$2,173,774, cost $2,130,000)                 2,130,000                 2,130,000
--------------------------------------------------------------------------------
Total Investments - 100.1%
(cost  $63,180,211)*                                         107,987,938
Liabilities in Excess of Other Assets - (0.1)%       (95,759)
Net Assets - 100.0%                                          $107,892,179

(a)  Non-income producing security
(b) ADR - American Depositary Receipts
 *Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $46,516,280 and $1,708,553, respectively. Net unrealized appreciation for tax purposes is $44,807,727.


Statement of Assets and Liabilities
December 31, 1998
                                                                       Growth
                                                                       Portfolio
Assets
------------------------------------------------------------------------------------------------------------------
Investments, at cost                                                   $63,180,211

Investments, at value                                                  $107,987,938
Cash                                                                   138,908
Receivables:
         Fund shares sold                                     318,083
         Dividends and interest                                        29,362
         Due from Administrator                               5,513
         Other Assets                                                  378
------------------------------------------------------------------------------------------------------------------
                                                                       108,480,182

Liabilities
Payables:
         Securities purchased                                          476,675
         Fund shares redeemed                                          3,912
         Advisory fees                                                 63,628
         Audit fees                                                    27,167
         Custody fees                                                  8,422
Other accrued expenses                                        8,199
------------------------------------------------------------------------------------------------------------------
                                                                       588,003

------------------------------------------------------------------------------------------------------------------
Total Net Assets                                              $107,892,179
------------------------------------------------------------------------------------------------------------------

Net Assets Consist Of:
Paid in capital                                                        $62,577,616
Accumulation net realized
         gain in investments                                           506,836
Net unrealized appreciation
         of investments                                                44,807,727
------------------------------------------------------------------------------------------------------------------
Total Net Assets                                              $107,892,179
------------------------------------------------------------------------------------------------------------------

Shares outstanding                                                     5,573,650
------------------------------------------------------------------------------------------------------------------
Net asset value per share                                     $19.36



Statement of Operations
Year Ended December 31, 1998
                                            Growth
                                            Portfolio
--------------------------------------------------------------------------------
Investment Income
Interest income            $        138,975
Dividend income                     225,995
--------------------------------------------------------------------------------
                                            364,970
--------------------------------------------------------------------------------

Expenses
Investment Adviser fee              519,142
Custodian fees                              47,081
Administration fees                         47,296
Audit fees                                  27,144
Transfer Agent fees                         21,365
Printing expenses                   2,004
Other expenses                      3,372
--------------------------------------------------------------------------------

Total expenses before waiver
         and reimbursement          667,404
Reimbursed and waived expenses      (79,043)
--------------------------------------------------------------------------------
Net expenses                                558,361
--------------------------------------------------------------------------------

Net Investment Loss                         (223,391)

Net realized and Unrealized
         Gain on Investments
Net realized gain on investments    7,971,054
Net change in unrealized appreciation
         of investments                     18,232,158
--------------------------------------------------------------------------------
Net Realized and Unrealized
         Gain on Investments                26,203,212
--------------------------------------------------------------------------------

Net Increase in Net Assets Resulting
From Operations                     $25,979,821


statements of changes in net assets
                                                              Year ended
                                             December 31, 1998         December 31, 1997
------------------------------------------------------------------------------------------------------------------
Increase in Net Assets
Operations:
         Net investment loss                $        (223,391)         $        (161,554)
         Net realized gain on investments   7,971,054                  5,194,303
         Net change in unrealized
           appreciation of investments               18,232,158                 9,864,234
Net increase in net assets resulting
         from operations                    25,979,821                 14,896,983
------------------------------------------------------------------------------------------------------------------

Dividends and distributions
         to shareholders:
         Net realized gains                          (8,918,631)                (3,656,425)
------------------------------------------------------------------------------------------------------------------

Fund share transactions (Note 3)            44,452,582                 2,899,412

Net increase in assets                               61,513,772                 14,139,970

Net Assets
Beginning of year                           46,378,407                 32,238,437
------------------------------------------------------------------------------------------------------------------
End of year                                 $        107,892,179       $        46,378,407




Growth Portfolio Financial Highlights
December 31, 1998
Selected data for a share outstanding throughout each period are as follows*

                                                     Year ended December 31,
                           1998             1997              1996              1995             1994
Net Asset Value
Beginning of period        $14.750  $10.930 $8.582            $5.615            $5.239
------------------------------------------------------------------------------------------------------------------

Operations:
Net investment loss        (0.013)          (0.050)           (0.065)           (0.069)          (0.042)
Net realized and
unrealized gain   6.380             5.130            2.413             3.036            0.418
------------------------------------------------------------------------------------------------------------------
Total from
investment operations      6.367            5.080             2.348             2.967            0.376
------------------------------------------------------------------------------------------------------------------

Dividends/Distributions
         to Shareholders:
Net realized gains         (1.757)          (1.260)           -                 -                -
------------------------------------------------------------------------------------------------------------------

Net Asset Value
End of period     $        19.360   $       14.750   $        10.930   $        8.582   $        5.615
------------------------------------------------------------------------------------------------------------------

Total Return               43.28%   46.50%  27.36%   52.84%   7.19%
------------------------------------------------------------------------------------------------------------------

Ratios and
         Supplemental Data:
Expenses to average
         net assets (1)    0.85%            0.85%             1.27%             1.41%            1.43%
Net investment loss to average net assets (2)
                            (0.32%) (0.39%) (0.68%)  (0.94%)  (0.80%)
Portfolio turnover rate     34.41%  20.54%  34.58%   18.11%   30.84%
Net Assets,
end of period
(in thousands)             $107,892 $46,378 $32,238  $25,738  $17,267

*Prior to November 1, 1996, activity represents accumulated unit values of the Separate Account which have been converted to share values for presentation purposes. (1)If the Investment Adviser had not waived expenses, the ratio of operating expenses to average net assets would have been 0.96%, 0.98% and 1.34% for the years ended December 31, 1998 and 1997 and 1996, respectively. (2)If the Investment Adviser had not waived expenses, the ratio of net investment loss to average net assets would have been (0.44%), (0.52%) and (0.75%) for the years ended December 31, 1998 and 1997 and 1996, respectively.


1. Organization and Summary of Significant Accounting Policies Transamerica Variable Insurance Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. One of the Fund's portfolios is the Growth Portfolio. The Growth Portfolio's investment objective is long-term capital growth.

The Fund was established as a Maryland Corporation on June 23, 1995. The Growth Portfolio is the successor to Transamerica Occidental's Separate Account Fund C (the "Separate Account") which was organized as an open-end diversified management investment company. On November 1, 1996, all investments held by the Separate Account with a fair value of $29,567,077 and a cost basis of $15,661,836 were transferred to the Growth Portfolio of the Fund. In exchange for these investments, the Separate Account received all of the outstanding shares (2,956,116) of the Growth Portfolio. This transaction was accounted for in a manner similar to a pooling of interests. Thereafter, the Separate Account's only investment is shares of the Growth Portfolio. Effective October 31, 1996, the net asset value of the Growth Portfolio was repriced at $10 per unit. All previous accumulation unit values of the Separate Account have been restated for presentation purposes to account for this change.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(A) Valuation of Securities
Equity securities traded on a national exchange, NASDAQ and over-the-counter securities are valued at the last sale price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to procedures established by the Fund's Board of Directors. Debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.


(B) Repurchase Agreements
The Portfolio may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when the Portfolio purchases an interest-bearing debt obligation and the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make a timely repurchase, the Portfolio's expected proceeds could be delayed, or the Portfolio could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

(C) Securities Transactions and Investment Income
Securities transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded daily on an accrual basis. Realized gains and losses on investments are determined using the identified cost method for both financial statement and Federal income tax purposes. The aggregate cost of securities purchased (excluding short-term investments) and proceeds from sales for the Growth Portfolio were $58,317,973 and $23,286,114 respectively, for the year ended December 31, 1998.

(D) Dividends and Distributions
The Growth Portfolio declares and distributes dividends from net investment income and distributes its net realized capital gains, if any, at least annually. All distributions are paid in shares of the Portfolio at net asset value.

(E) Federal Income Taxes
The Portfolio's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. On December 30, 1998, the Growth Portfolio paid a capital gain distribution of $8,918,613 and $1.757 per share.



Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses and capital loss carryforwards. For the year ended December 31, 1998, the Growth Portfolio increased accumulated net investment loss by $223,391 and decreased paid in capital by $223,391.

(F) Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates
The Fund has entered into an Investment Advisory Agreement with Transamerica Occidental Life Insurance Company ("the "Adviser"), a wholly owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a wholly owned subsidiary of Transamerica Corporation. For its services to the Growth Portfolio, the Adviser receives an annual advisory fee of 0.75% of the average daily net assets of the Portfolio.

The Adviser has contracted with Transamerica Investment Services, Inc., a wholly-owned subsidiary of Transamerica Corporation to provide investment advice to the Portfolio. Transamerica Investment Services receives its fee directly from the Adviser, and receives no compensation from the Portfolio.

The Adviser, at its discretion, has agreed to waive its fee and assume any other operating expenses (other than certain extraordinary or non-recurring expenses) of the Growth Portfolio which exceed 0.85% of the average daily net assets of the Portfolio.

Certain directors and officers of the Fund are also directors and officers of the Adviser, Transamerica Investment Services, and other affiliated Transamerica entities, however they receive no compensation from the Fund.

3. Capital Stock Transactions
The Fund has one billion shares of $0.001 par value stock authorized. As of December 31, 1998, the Growth Portfolio was authorized to issue two hundred million shares.

                           Year ended                                  Year ended
                           December 31, 1998                           December 31, 1997
------------------------------------------------------------------------------------------------------------------
Growth Portfolio  Shares            Amount           Shares            Amount
Capital stock sold                 2,397,169        $43,159,237                -                $ -
Capital stock
         issued upon
         reinvestment
         of dividends and
         distributions             464,996        8,918,618             247,893         3,656,425
Capital stock
         redeemed                  (432,728)         (7,625,273)               (53,456)         (757,013)
------------------------------------------------------------------------------------------------------------------
Net increase                        2,429,437        $44,452,582                194,437  $2,899,412





Report of independent auditors
Report of Ernst & Young LLP, Independent Auditors

To The Shareholders and Board of Directors of
Transamerica Variable Insurance Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Transamerica Variable Insurance Fund, Inc. (comprising, respectively, the Growth Portfolio and Money Market Portfolio) (the "Funds") as of December 31, 1998, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Transamerica Variable Insurance Fund, Inc., as of December 31, 1998, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. Sincerely, Ernst & Young LLP Los Angeles, California February 10, 1999 VIM 190-0299

TRANSAMERICA VIF Money Market Portfolio



Portfolio Manager: Kevin J. Hickam


Portfolio Performance
The Transamerica VIF Money Market Portfolio delivered good results during 1998. The Portfolio's return over the period as of December 31, 1998 was 4.93% in comparison to the IBC Money Fund Report return of 4.97%. The seven-day current and effective yields were 4.65% and 4.76% respectively, as of December 31, 1998. The Portfolio's average annual total return since its inception in January 1998 is 4.95%.



Portfolio Manager Comments
The Transamerica VIF Money Market Portfolio has performed well since its commencement in January of 1998. During the fourth quarter, in response to economic turmoil in Latin America, Asia and Eastern Europe, the Federal Reserve Board cut the Federal Funds Rate from 5.50% to 4.75% as of year end. They did this with a series of 25 basis point rate cuts beginning in late September. The Federal Reserve Board's strategy was successful in increasing liquidity and restoring confidence to the U.S. financial markets. By actively monitoring economic activity, anticipating the actions taken by the Federal Reserve, and actively searching out attractive investment opportunities, we were able to achieve excellent results for our shareholders.



Portfolio Asset Mix
    Common Paper (Domestic)    91.2%
    Common Paper (Foreign)      7.0%
    Repurchase Agreement        1.8%


Going Forward
Over the next six months, the United States is expected to continue to enjoy solid economic growth, although the rate of growth is expected to be more moderate than that of 1998. Economic data indicates that the low inflation environment that we are presently experiencing is likely to continue. Prices on consumer goods are expected to remain stable or perhaps go even lower. The Portfolio's objectives will remain the same: to provide safety, liquidity and performance.



Average Annual Total Return

As of December 31, 1998    One Year

Money Market Portfolio     4.93%

The IBC's Money Fund Report(TM)        4.97%

Money Market Portfolio ($10,493 at 12/31/98)

The IBC's Money Fund Report(TM) ($10,497 at 12/31/98)

Hypothetical illustration of $10,000 invested at inception (January 2, 1998), assuming reinvestment of dividends and capital gains at net asset value through December 31, 1998.


-The IBC's Money Fund ReportTM -All Taxable, First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. -The Portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. -The Portfolio is only available through the purchase of variable insurance products. The performance data does not reflect the additional charges associated with such products. Application _of these charges would reduce the performance of the Portfolio. Variable products pose investment risks, including loss of capital. Past performance is not predictive of future performance. -If the Investment Adviser had not waived fees and reimbursed expenses, the returns of the Portfolio would have been lower.
                        See notes to financial statements





COMMERCIAL PAPER - DOMESTIC -- 91.2%

----------------------------------------------------------------------------
Agricultural Machinery -- 1.8%
Deere & Company
                  4.950%     03/23/99   $125,000     $123,608

----------------------------------------------------------------------------
Banking -- 3.7%
J.P. Morgan & Company, Inc.
                  5.100%     02/19/99    250,000      248,264

----------------------------------------------------------------------------
Chemicals -- 4.2%
E. I. du Pont de Nemours and Company
                  5.150%     01/13/99    285,000      284,511

----------------------------------------------------------------------------
Commercial Financial Services -- 16.2%
Associates Corporation of North America
                  5.280%     01/12/99    130,000      129,791
                  5.000%     04/01/99    200,000      197,500
General Electric Capital Corporation
                  5.170%     01/15/99    138,000      137,722
                  5.330%     01/21/99    147,000      146,565
IBM Credit Corporation
                  5.280%     01/11/99    100,000       99,853
                  5.040%     01/25/99    245,000      244,177
John Deere Finance Ltd.
                  5.280%     01/22/99    150,000      149,538
----------------------------------------------------------------------------
                                                    1,105,146

----------------------------------------------------------------------------
Consumer Financial Services -- 17.9%
Ford Motor Credit Company
                  5.330%     01/05/99    135,000      134,920
                  5.370%     01/08/99    200,000      199,791
Motorola Credit Corporation
                  4.980%     02/05/99    125,000      124,395
                  5.100%     02/16/99    200,000      198,697
Toyota Motor Credit Corporation
                  5.180%     01/08/99    230,000      229,768
USAA Capital Corporation
                  5.300%     01/08/99    128,000      127,868
                  4.900%     02/08/99    200,000      198,966
------------------------------------------------------------------------
                                                    1,214,405

------------------------------------------------------------------------
Consumer Products -- 1.6%
The Procter & Gamble Company
                  5.150%     01/21/99    110,000      109,685

------------------------------------------------------------------------
Electric Utilities -- 4.8%
Duke Energy Corporation
                  5.800%     01/14/99    100,000       99,790
                  5.370%     01/28/99    230,000      229,074
------------------------------------------------------------------------
                                                      328,864
------------------------------------------------------------------------
Electrical Equipment -- 1.5%
Emerson Electric Company
                  5.450%     01/21/99    100,000       99,697

------------------------------------------------------------------------

Financial Services -- 14.9%
Caterpillar Financial Services
                  5.120%     01/25/99    150,000      149,488
                  5.180%     02/05/99    178,000      177,104
Chevron USA, Inc.
                  5.200%     01/22/99    100,000       99,697
Export Development Corporation
                  5.150%     02/19/99    300,000      297,897
Merrill Lynch & Company, Inc.
                  5.190%     01/19/99    290,000      289,247
------------------------------------------------------------------------
                                                    1,013,433

------------------------------------------------------------------------
Food & Beverages -- 3.5%
Coca Cola Company
                  5.150%     01/07/99    240,000      239,794

------------------------------------------------------------------------
Gas & Pipeline Utilities -- 4.9%
Consolidated Natural Gas Company
                  5.130%     01/28/99    335,000      333,711
---------------------------------------------------------------------------

Insurance -- 4.9% AIG Funding, Inc.
                  5.200%     01/07/99    335,000      334,710

---------------------------------------------------------------------------
Leisure & Entertainment -- 1.6%
The Walt Disney Company
                  5.000%     01/08/99    110,000      109,893

---------------------------------------------------------------------------
Oil -- 3.6%
Chevron Corporation
                  5.220%     01/11/99    245,000      244,645

---------------------------------------------------------------------------
Photography -- 4.2%
Eastman Kodak Company
                  5.050%     01/25/99    290,000      289,024

---------------------------------------------------------------------------
Telecommunications -- 1.9% BellSouth Telecommunications, Inc.
                  4.900%     02/23/99    128,000      127,076
---------------------------------------------------------------------------

Total Commercial Paper - Domestic
 (amortized cost  $6,206,466)                       6,206,466
---------------------------------------------------------------------------

COMMERCIAL PAPER - FOREIGN -- 7.0%

---------------------------------------------------------------------------
Banking -- 2.6%
Toronto Dominion Holdings
                  5.440%     02/10/99    175,000      173,942

---------------------------------------------------------------------------
Financial Services -- 2.9%
Canadian Imperial Holdings, Inc.
                  5.160%     02/01/99    200,000      200,000

---------------------------------------------------------------------------
Government -- 1.5%
Province of British Columbia
                  5.010%     02/18/99    100,000       99,332
---------------------------------------------------------------------------

Total Commercial Paper - Foreign
 (amortized cost  $473,274)                           473,274
----------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.0%
State Street Bank and Trust Company,
   4.00%, due 01/04/99,(collateralized
   by $135,000 par value U.S. Treasury Note,
   6.375%,due 03/31/01, with a value of
   $142,111, cost $135,000)              135,000      135,000

----------------------------------------------------------------------------
Total Investments - 100.2%
(amortized cost  $6,814,740)                        6,814,740
Liabilities in Excess of Other Assets - (0.2)%        (11,686)
----------------------------------------------------------------------------
Net Assets - 100.0%                              $  6,803,054
----------------------------------------------------------------------------




See notes to financial statements



TRANSAMERICA VARIABLE INSURANCE FUND, INC.
Statements of Assets and Liabilities
December 31, 1998

                                                                                      Money Market
                                                                                        Portfolio
ASSETS
Investments, at cost                                                                           $6,814,740

Investments at value                                                                      $6,814,740
Cash                                                                                          452
Receivables:
     Fund shares sold                                                                       9,369
     Dividends and interest                                                                 1,821
     Due from Administrator                                                                10,581
     Other Assets                                                                               -
                                                                                    -------------

                                                                                        6,836,963

LIABILITIES
Payables:
     Securities purchased                                                                       -
     Fund shares redeemed                                                                     348
     Advisory fees                                                                          1,937
     Audit fees                                                                            15,001
     Custody fees                                                                           4,642
Other accrued expenses                                                                     11,981
                                                                                           33,909
TOTAL NET ASSETS                                                                    $   6,803,054
                                                                                    =============

NET ASSETS CONSIST OF:
Paid in capital                                                                     $   6,803,054
Accumulated net realized gain on investments                                                    -
Net unrealized appreciation of investments                                                      -
                                                                                    -------------
TOTAL NET ASSETS                                                                    $   6,803,054
                                                                                    =============

Shares outstanding                                                                       6,803,054
Net asset value per share                                                                      $ 1.00





TRANSAMERICA VARIABLE INSURANCE FUND, INC. - MONEY MARKET PORTFOLIO
Statements of Operations
For the period ended December 31, 1998
                                                                                                          Money Market
                                                                                                            Portfolio*
Investment Income
Interest income                                                                                           $     181,318
Dividend income                                                                                                       -
                                                                                                                181,318

Expenses
Investment Adviser fee                                                                                           11,662
Custodian fees                                                                                                   27,105
Administration fees                                                                                              25,853
Audit fees                                                                                                       15,001
Transfer Agent fees                                                                                              19,489
Printing expenses                                                                                                 2,004
Other expenses                                                                                                      385
                                                                                                          -------------
Total expenses before waiver and reimbursement                                                                  101,499
Reimbursed and waived expenses                                                                                  (81,450)
                                                                                                          --------------
Net Expenses                                                                                                     20,049
                                                                                                          -------------

Net Investment Income                                                                                           161,269

Net Realized and Unrealized Gain on Investments
Net realized gain on investments                                                                                      -
Net change in unrealized appreciation of investments                                                                  -
Net Realized and Unrealized Gain on Investments                                                                       -

Net Increase in Net Assets Resulting From Operations                                                      $     161,269
                                                                                                          =============




* Commenced operations on January 2, 1998.




See notes to financial statement
TRANSAMERICA VARIABLE INSURANCE FUND, INC. -MONEY MARKET PORTFOLIO
Statements of Changes in Net Assets


                                                                                     Year ended
                                                                                    December 31,
                                                                                     1998*
Increase in Net Assets
Operations:
   Net investment income                                                            $     161,269
   Net realized gain on investments                                                             -
     Net change in unrealized  appreciation  of investments  Net increase in net
assets  resulting  from  operations   161,269  Dividends  and  distributions  to
shareholders:
     Net investment income                                                               (161,269)

Net fund share transactions (Note 3)                                                    6,803,054
                                                                                    -------------

Net increase in net assets                                                              6,803,054

Net Assets
Beginning of period                                                                             -
End of period                                                                       $   6,803,054




* The Portfolio commenced operations January 2, 1998


TRANSAMERICA VARIABLE INSURANCE FUND, INC. - MONEY MARKET PORTFOLIO

Financial Highlights

Selected data for a share outstanding throughout each period are as follows*


                                                                                   Period ended
                                                                                   December 31, 1998*
-----------------------------------------------------------------------------------
                                                                                   ----------------------
Net Asset Value
Beginning of period                                                                $1.000
                                                                                   ----------------------

Operations:
Net investment income                                                              0.048
                                                                                   ----------------------

Dividends/Distributions to Shareholders:
Net investment income                                                              (0.048)
                                                                                   ----------------------

Net Asset Value                                                                    $1.000          1.000
End of period
                                                                                   ----------------------

Total Return (a)                                                                   4.93%
                                                                                   ----------------------

Ratios and Supplemental Data:
Expenses to average net assets (1)(3)                                              0.60%
Net investment income to average net assets (2)(3)                                 4.81%
Net Assets, end of period (in thousands)                                           $6,803






*  The Portfolio commenced operations January 2, 1998.

(a)     Total return is not annualized for periods less than one year.

(1) If the Investment Adviser had not waived expenses, the ratio of operating expenses to average net assets would have been 3.03% for the period ended December 31, 1998.

(2) If the Investment Adviser had not waived expenses, the ratio of net investment income to average net assets would have been 2.38% for the period ended December 31, 1998.

(3)     Annualized.

TRANSAMERICA VARIABLE INSURANCE FUND, INC.

Notes to Financial Statements

December 31, 1998



1.  Organization and Summary of Significant Accounting Policies

Transamerica Variable Insurance Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The of the Fund's portfolios are the Growth Portfolio and the Money Market Portfolio (the "Portfolios"). The Growth Portfolio's investment objective is long-term capital growth and the Money Market Portfolio's investment objective is to maximize current income. The Money Market Portfolio commenced operations on January 2, 1998.



The Fund was established as a Maryland Corporation on June 23, 1995. The Growth Portfolio is the successor to Transamerica Occidental's Separate Account Fund C (the "Separate Account") which was organized as an open-end management investment company. On November 1, 1996, all investments held by the Separate Account with a fair value of $29,567,077 and a cost basis of $15,661,836 were transferred to the Growth Portfolio of the Fund. In exchange for these investments, the Separate Account received all of the outstanding shares (2,956,116) of the Fund. This transaction was accounted for in a manner similar to a pooling of interests. Thereafter, the Separate Account's only investment is shares of the Growth Portfolio Effective October 31, 1996, the net asset value of the Growth Portfolio was re-priced at $10 per unit. All previous accumulation unit values of the Separate Account have been restated for presentation purposes to account for this change.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:



(A)   Valuation of Securities

Equity securities traded on a national exchange, NASDAQ and over-the-counter securities are valued at the last sale price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to procedures established by the Fund's Board of Directors. Debt securities with a maturity of 60 days or less, and all investments in the Money Market Portfolio are valued at amortized cost, which approximates market value.



(B)   Repurchase Agreements

The Portfolios may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when the Portfolios purchase an interest-bearing debt obligation and the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make a timely repurchase, the Portfolio's expected proceeds could be delayed, or the Portfolio could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

(C)  Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded daily on an accrual basis. Realized gains and losses on investments are determined using the identified cost method for both financial statement and Federal income tax purposes. The aggregate cost of securities purchased (excluding short-term investments) and proceeds from sales for the Growth Portfolio were $58,317,973 and $23,286,114 respectively, for the year ended December 31, 1998.

(D)  Dividends and Distributions

The Growth Portfolio declares and distributes dividends from net investment income and distributes its net realized capital gains, if any, at least annually. The Money Market Portfolio declares dividends daily and pays such dividends monthly. Net realized capital gains, if any, are distributed. All distributions are paid in shares of the relevant Portfolio at net asset value.



(E)   Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. On December 30, 1998, the Growth Portfolio paid a capital gain distribution of $8,918,613 and $1.757 per share.

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses and capital loss carryforwards. For the year ended December 31, 1998, the Growth Portfolio increased accumulated net investment loss by $223,391 and decreased paid in capital by $223,391.



(F)   Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.



2.  Investment Advisory Fees and Other Transactions With Affiliates

The Fund has entered into an Investment Advisory Agreement with Transamerica Occidental Life Insurance Company ("the "Adviser"), a wholly owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a wholly owned subsidiary of Transamerica Corporation. For its services to the Growth Portfolio, the Adviser receives an annual advisory fee of 0.75% of the average daily net assets of the Portfolio. For its services to the Money Market Portfolio, the Adviser receives an annual advisory fee of 0.35% of the average daily net assets of the Portfolio.



The Adviser has contracted with Transamerica Investment Services, Inc., a wholly-owned subsidiary of Transamerica Corporation to provide investment advice to the Portfolios. Transamerica Investment Services receives its fee directly from the Adviser, and receives no compensation from the Portfolios.



The Adviser, at its discretion, has agreed to waive its fee and assume any other operating expenses (other than certain extraordinary or non-recurring expenses) of the Growth and Money Market Portfolios which exceed 0.85% and 0.60%, respectively, of the average daily net assets of the Portfolios.



Certain directors and officers of the Fund are also directors and officers of the Adviser, the Separate Account, Transamerica Investment Services, and other affiliated Transamerica entities, however they receive no compensation from the Fund.



3.  Capital Stock Transactions

The Fund has one billion shares of $0.001 par value stock authorized. As of December 31, 1998, the Growth Portfolio was authorized to issue two hundred million shares.



                                                       Year ended                         Year ended

                                                   December 31, 1998                   December 31, 1997
                                             ---------------------------------- -----------------------------------
    Growth Portfolio                            Shares           Amount            Shares            Amount
    ---------------------------------------- ---------------- ----------------- ---------------- ------------------
    Capital stock sold                                        $  43,159,237                      $
                                             2,397,169                          -                -
    Capital stock issued upon

         reinvestment of dividends and

         distributions
                                             464,996          8,918,618         247,893          3,656,425
    Capital stock redeemed
                                             (432,728)        (7,625,273)       (53,456)         (757,013)
                                             ---------------- ----------------- ---------------- ------------------
    Net increase                                                $44,452,582                      $
                                             2,429,437                          194,437          2,899,412
    ---------------------------------------- ---------------- ----------------- ---------------- ------------------
 .

As of December 31, 1998, the Money Market Portfolio was authorized to issue two hundred million shares.





                         Period ended December 31, 1998*
                                             ----------------------------------
    Money Market Portfolio                      Shares             Amount
                                             ---------------- -----------------
    ----------------------------------------
    Capital stock sold                                        $    9,566,932
                                             9,566,932
    Capital stock issued upon

         reinvestment of dividends and

         distributions
                                             161,266          161,266
    Capital stock redeemed                    (2,925,144)           (2,925,144)
                                             ---------------- -----------------
    Net increase                                                   $6,803,054
                                             6,803,054
    ---------------------------------------- ---------------- -----------------


* Portfolio commenced operations January 2, 1998.

REPORT OF INDEPENDENT AUDITORS




Report of Ernst & Young LLP, Independent Auditors



To The Shareholders and Board of Directors of Transamerica Variable Insurance Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Transamerica Variable Insurance Fund, Inc. (comprising, respectively, the Growth Portfolio and Money Market Portfolio) (the "Funds") as of December 31, 1998, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Transamerica Variable Insurance Fund, Inc., as of December 31, 1998, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



Sincerely,                  Los Angeles, California

[GRAPHIC OMITTED]
                            February 10, 1999